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IBJ                                                                EXHIBIT 10.37
THE INDUSTRIAL BANK OF JAPAN, LIMITED
350 SOUTH GRAND AVENUE, SUITE 1500, LOS ANGELES, CA 90071
TELEPHONE: (213) 628-7241  FACSIMILE: (213) 486-8840




September 8, 1994

Foothill Capital Corporation
11111 Santa Monica Blvd.
Suite 1500
Los Angeles, CA 90025
Facsimile: 310-478-2961

Attn: Mr. Kent W. Dahl, VP/Treasurer

RE: IBJ REFERENCE NO. SP1103417L

The purpose of this letter agreement is to set forth the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below.

The definitions and the provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc. ("ISDA")), without regard to subsequent amendments or revisions thereto, are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation shall govern.

Any reference to "Swap Transaction" in the 1991 ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Confirmation; and (b) any reference to "Transaction" in this Confirmation is deemed to be a reference to "Swap Transaction" for the purpose of interpreting the 1991 ISDA Definitions.

1. This Confirmation supplements, forms a part of, and is subject to, the Master Agreement in the form published by ISDA (the "Agreement"), as if you and we had executed that agreement (but without any Schedule thereto) and the Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine. All provisions contained or incorporated by reference in the Agreement shall govern this Confirmation except as expressly modified below.
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In addition, you and we agree to use our best efforts promptly to negotiate, execute and deliver a Master Agreement (as published by ISDA). Upon execution and delivery by you and us of that agreement (i) this letter agreement shall constitute a "Confirmation" as referred to in that agreement and shall supplement, form part of, and be subject to that agreement and (ii) all provisions contained or incorporated by reference in that agreement shall govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:


Type of Transaction:                       Swap Transaction

Notional Amount:                           USD 7,000,000

Trade Date:                                September 8, 1994

Effective Date:                            September 30, 1994

Termination Date:                          October 1, 2001, subject to
                                           adjustment in accordance with the
                                           Following Business Day Convention.

FIXED AMOUNTS:

      Fixed Rate Payer:                    The Industrial Bank of Japan,
                                           Limited, Los Angeles Agency
                                           ("IBJLA")

      Fixed Rate Payer Payment Dates:      April 1 and October 1 in each year
                                           commencing on April 1, 1995 to and
                                           including the Termination Date,
                                           subject to adjustment in accordance
                                           with the Following Business Day
                                           Convention.

      Fixed Rate:                          7.34%

      Fixed Rate Day Count Fraction:       30/360

FLOATING AMOUNTS:

      Floating Rate Payer:                 Foothill Capital Corporation
                                           ("Foothill")

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
      Floating Rate Payer Payment Dates:   April 1 and October 1 in each year
                                           commencing on April 1, 1995 to and
                                           including the Termination Date,
                                           subject to adjustment in accordance
                                           with the Following Business Day
                                           Convention.

      Floating Rate Option:                USD-C.P.-H.15

      Floating Rate for the initial
      Calculation Period:                  To be determined

      Designated Maturity                  1 month

      Floating Rate Day Count Fraction:     Actual/360

      Compounding:                         Applicable

      Compounding Dates:                   The first day in each month
                                           commencing on October 1, 1994,
                                           subject to adjustment in accordance
                                           with the Following Business Day
                                           Convention.

      Method of Averaging:                 Unweighted Average

      Reset Dates:                         Each Business Day of each
                                           Calculation Period

      Business Days:                       New York

      Calculation Agent:                   IBJLA

3. ACCOUNT DETAILS:

      Payments to IBJLA:                   Bankers Trust Company, NY
                                           F/O IBJLA, A/C # 04-201-571

      Payments to Foothill:                Chemical Bank
                                           ABA 021000128
                                           A/C 323266193
                                           F/O Foothill Capital Corp.

4. OTHER PROVISIONS:

      Governing Law:                       New York Law

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5. OFFICES:

    For this Swap Transaction the office of IBJLA is its Los Angeles office.

    For this Swap Transaction the office of Foothill is its Los Angeles office.


    Please confirm that the foregoing correctly sets forth the terms of our agreement by (1) signing this facsimile and sending it as a return acknowledgment to the attention of the IBJLA Business Operations Department (Fax No. 213-488-9840) and (2) signing and returning one of the two original counterparts of this confirmation which will be sent to you, having been executed by IBJLA.

IBJLA is very pleased to have executed this transaction with you,

Best Regards,

THE INDUSTRIAL BANK OF JAPAN, LIMITED,
LOS ANGELES



By: /s/  Toshinari Iyoda
   --------------------------------
   Name: Toshinari Iyoda
   Title: Senior Vice President

Accepted and confirmed as
of the date first written:

FOOTHILL CAPITAL CORPORATION

By:  /s/  Kent W. Dahl
   --------------------------------
   Name:  Kent W. Dahl
   Title: VP/Treasuer

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